IRA Ideal!

Defined Asset Funds (SM)

The Select S&P Industrial Portfolio

Performance Summary
4th Quarter o  1998

Take
Indexing
to another
level

[ML Logo] Merrill Lynch

Select S&P Industrial Portfolio o  Performance Summary 4th Quarter o  1998

Indexing-it's a strategy to mirror the returns of major indices. Why not take a step beyond?

The Defined Asset Funds(SM) Select S&P Industrial Portfolio can help.

Instead of simply replicating an index, the Select S&P Industrial Portfolio singles out stocks within the S&P Industrial Index* for a combination of value, capital appreciation potential and current dividend income.

The Portfolio seeks total return through a contrarian strategy of selecting 15 stocks from the index with high dividend yields and potential value.


           Past Performance of Prior Select S&P Industrial Portfolios
-------------------------------------------------------------------------------
               Past performance is no guarantee of future results.
-------------------------------------------------------------------------------
                     Series From Inception Through 12/31/98
                          (including annual rollovers)
-------------------------------------------------------------------------------
Inception                                                           Return
1/22/97                           Series A                          18.20%
2/24/97                           Series B                          19.65
4/21/97                           Series C                          26.03
6/9/97                            Series D                          16.12
7/21/97                           Series E                          14.56
9/8/97                            Series F                          18.07
10/20/97                          Series G                          10.31
12/2/97                           Series H                          11.52

                        Most Recently Completed Portfolio
-------------------------------------------------------------------------------
   Period                                                           Return
---------------                                                     ------
1/22/97-3/13/98                   Series A                          31.43%
2/24/97-4/24/98                   Series B                          22.96
4/21/97-5/22/98                   Series C                          35.59
6/9/97-7/17/98                    Series D                          19.39
7/21/97-8/21/98                   Series E                          8.25
9/8/97-10/2/98                    Series F                          9.95
10/20/97-12/4/98                  Series G                          14.22

The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on annual rollovers and different performance periods.

Hypothetical past Performance of the Strategy (not any Portfolio)

[A mountain chart compares the hypothetical past performance of the Strategy (ochre) from 1/1/73 through 12/31/98, the Dow Jones Industrial Average (DJIA)
(pink), the S&P 500 Index (purple) and the S&P Industrial Index (green). An ochre box in the upper left quadrant indicates the components of the Strategy performance section of the chart (net of sales charges and expenses)1. The horizontal (X) axis compares the cumulative annual performance by year, from 1/1/73 through 12/31/98. The vertical (Y) axis reflects the dollar amount value

--------
     1 Net of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses.

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


for each index from 1/1/73 through 12/31/98. The initial value of each investment is $10,000. Throughout the aforementioned period, increases in each investment builds towards the Y axis. At the end of this period, the Y axis reflects the ending value of the Strategy ($496,125), the ending value of the DJIA ($250,890), the ending value of the S&P 500 Index ($263,820) and the ending value of the S&P Industrial Index ($261,743).]

For the 25 years ending 12/31/98, these figures would have been: Strategy $614,575, DJIA $288,778, S&P 500 Index $309,140 and S&P Industrial Index $306,527.

Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it could have performed. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy (with Portfolio sales charges and expenses deducted) would have underperformed the DJIA in 9, the S&P 500 Index* in 10 and the S&P Industrial Index in 9 of the last 26 years. There can be no assurance that any Portfolio will outperform these indices.

Average Annual Total Returns


for periods
ending
12/31/98              3year        5year           10year          15year        20year        25year
------------------------------------------------------------------------------------------------------

Strategy+            19.52%       21.06%         17.83%          19.29%        19.57%         17.91%
DIJA                 23.38%       21.85%         18.53%          17.63%        17.08%         14.40%
S&P 500              27.62%       23.58%         18.94%          17.67%        17.45%         14.71%
Index
S&P                  28.54%       24.19%         18.99%          17.70%        17.46%         14.67%
Industrial
Index


Returns shown represent price changes plus dividends reinvested at year ends, divided by the initial public offering price and do not reflect deduction of any commissions or taxes. Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all times and stocks may not be weighted equally.

* "Standard & Poor's," "S&P," "S&P 500 Index" and the "S&P Industrial Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's. The name "Dow Jones Industrial Average" is the property of Dow Jones & Company, Inc.

+ Net of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses.


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



Annual Total Returns

                                                                    S&P
                                                   S&P 500          Industrial
Year           Strategy+        DJIA               Index            Index
------------------------------------------------------------------------------

1973           -20.13%          -13.12%            -14.66%          -14.61%
1974            -5.35           -23.14             -26.47           -26.54
1975            40.63            44.40              36.92            36.78
1976            30.89            22.72              23.53            22.59
1977            -6.53           -12.71              -7.19            -8.20
1978             6.06             2.69               6.39             7.50
1979            26.47            10.52              18.02            18.40
1980            18.23            21.41              31.50            32.98
1981             7.67            -3.40              -4.83            -6.69
1982            25.87            25.79              20.26            20.14
1983            24.72            25.68              22.27            22.79
1984            12.34             1.06               5.95             4.09
1985            29.98            32.78              31.43            30.08
1986            28.78            26.91              18.37            18.54
1987             2.52             6.02               5.67             9.13
1988            42.04            15.95              16.58            15.80
1989            35.40            31.71              31.11            29.30


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


1990             0.96            -0.57              -3.20            -0.84
1991            27.06            23.93              30.51            30.39
1992            11.50             7.34               7.67             5.63
1993             2.28            16.72               9.97             8.90
1994            11.41             4.95               1.30             3.75
1995            36.68            36.48              37.10            34.26
1996            12.25            28.57              22.69            22.70
1997            33.34            24.78              33.10            30.80
1998            15.10            18.00              28.34            33.43
Average         16.20%           13.19%             13.41%           13.38%

The Strategy

The Select S&P Industrial Portfolio employs a disciplined "buy and hold" strategy. Each year, we intend to reapply the screening process to select a new Portfolio. You can reinvest in the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

The Selection Process

The Select S&P Industrial Portfolio looks for potential values in the equity market by investing in companies in the S&P Industrial Index that may be currently out of favor. It does this through a disciplined four-part screening process:

1. Defining the Universe: We begin with the S&P Industrial Index, a sub-set of the S&P 500 Index, which includes only industrial stocks. Defined Asset Funds then removes any stocks that are a part of the Dow Jones Industrial Average* (DJIA).

2. Quality Screen: We include only stocks that are ranked A+ or A by Standard & Poor's*. Standard & Poor's determines these stock rankings using a computerized system which focuses primarily on the growth and stability of per share earnings and dividends. It then assigns a symbol to each stock, which ranges from A+ for the highest ranked stocks to D for those stocks which Standard & Poor's considers to be the most

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


    speculative. These rankings differ from credit-worthiness rankings of bonds and are not intended to predict stock price movements.

3. Market Capitalization; We then rank the stocks by market capitalization from highest to lowest, and eliminate the lowest 25%. This allows the Portfolio to avoid smaller, less liquid issues.

4. Highest Dividend Yield: Finally, we rank the remaining stocks according to dividend yield. From that group, we select the 15 highest-yielding stocks for the Portfolio whose prices may be undervalued.

Defined Assets Funds(SM)
Buy with Knowledge o  Hold With Confidence

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

o The Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation.

o There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained, that stock prices will not decrease or that the Portfolio will outperform the indices.

o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

o These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which caused these relatively low prices and high yields will change.

o Owning units of the Portfolio may result in annual federal, state and local taxes, only some of which can be deferred by rolling over into the next Portfolio. Please consult your tax advisor.

Select Now!

You can get started with the Select S&P Industrial Portfolio for about $250. Call your financial professional for a free prospectus containing more complete


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


information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

[Logo] Printed on Recycled Paper                                 70110SJ-1/99

(C)1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated, Member SIPC.


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